UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 October 5, 2004
             ------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           WSFS Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       Delaware                    0-16668                       22-2866913
----------------------------    ---------------                -------------
(State or other jurisdiction    (SEC Commission                (IRS Employer
     of incorporation)             File No.)                   Identification
                                                                  Number)

838 Market Street, Wilmington, Delaware              19899
----------------------------------------           ----------
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (302)792-6000
                                                    -------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written  communications  pursuant to Rule 425 under the  Securities Act
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act
     [_] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                           WSFS FINANCIAL CORPORATION


                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 8.01   Other Events.

         The Registrant announced on October 5, 2004 a new division of duties between the Registrant's two chief operating officers: Mark A. Turner, who serves as Chief Operating Officer, Chief Financial Officer and Secretary, and Karl L. Johnston, who serves as Chief Operating Officer and Chief Lending Officer.

         For further details, reference is made to the Press Release dated October 5, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 9.01   Financial Statements, Pro Forma Financial
            Information and Exhibits
            ------------------------

         (c) Exhibits:

                  99       Press Release dated October 5, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        WSFS FINANCIAL CORPORATION


Date: October 5, 2004                   By:    /s/  Mark A. Turner
                                               -----------------------
                                               Mark A. Turner
                                               Chief Operating Officer
                                               & Chief Financial Officer